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                         LOOMIS SAYLES INVESTMENT TRUST

                     SUPPLEMENT DATED AUGUST 7, 2000 TO THE
                 LOOMIS SAYLES CORE FIXED INCOME FUND PROSPECTUS
                             DATED FEBRUARY 1, 2000

The following replaces the information under "Portfolio Managers" in the prospectus:

Michael J. Millhouse, Executive Vice President and Director of Loomis Sayles, has served as portfolio manager of the Fund since November 1999. He has been employed by Loomis Sayles for more than five years. Craig Smith, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since August 2000. Prior to joining Loomis Sayles in 1997, Mr. Smith was employed at Donaldson, Lufkin & Jenrette Securities Corporation.